SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2007

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay ELL, Suite 200
Richardson, Texas 76081
(Address of principle executive offices)

(972) 471-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Flr
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed to correct a clerical error in the Form 8-K filed by the Registrant on May 17, 2007.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 11, 2007, Titan Wireless RM, Inc. (the “Company”) a wholly owned subsidiary of Titan Global Holdings, Inc. ("Titan") completed the acquisition of certain assets of Ready Mobile, LLC, an Iowa limited liability company (“Ready Mobile”), which is in the business of creating, marketing, and distribution of prepaid telephone products for the wireless markets. Pursuant to the terms of the Asset Purchase Agreement dated as of April 8, 2007, the Company agreed to pay a consideration equal to 55% of earnings before interest, depreciation, taxes and amortization (EBITDA) for the first 36 months subsequent to the Closing, payable monthly in arrears. The EBITDA calculation is based on revenue from the acquired distribution channels off set by a formula based expense structure.

The assets acquired include all fixed assets, equipment, furniture, fixtures, leasehold improvements located at Ready Mobile’s offices in Hiawatha Iowa, and used by the Ready Mobile in connection with its business. The Company also acquired all contracts and intellectual property of Ready Mobile used in the operation of the business. The Company assumed an aggregate of $453,000 in liabilities. Also, at the closing the Company entered into employment agreements with Dennis Henderson, Fred Haumesser and Glen Jasper.

Item 7.01 Regulation FD Disclosure.

On May 11, 2007, Titan issued a press release concerning the foregoing financing matters. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

 Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1
Asset Purchase Agreement among Titan Wireless RM, Inc. and Ready Mobile, LLC, DC Cellular Ventures, LLC, Asper Aliason Partnership, Eliason Management Company, Inc. and Jay Eliason dated as of April 8, 2007 (Previously filed as an exhibit to the Company's Form 8-K filed on May 17, 2007)

99.1	Press Release dated May 11, 2007 (Previously filed as an exhibit to the Company's Form 8-K filed on May 17, 2007)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ Bryan Chance
Bryan Chance Chief Executive Officer

Date: May 18, 2007